                                                    EXHIBIT 10.2 OF FORM 10-QSB

                             CONSULTING AGREEMENT

         This Consulting Agreement ("Agreement") is executed as of January 1, 1996, by and among Princeton Dental Management Corporation, a Delaware corporation (together with all subsidiaries and affiliates, the "Company"), Stratum Management, Inc., an Illinois corporation ("Stratum"), and the individuals listed on Exhibit A attached hereto (each an "Individual Consultant" or "Consultant" and collectively the "Consultants").

                                    RECITALS

         A. Stratum is engaged in the business of providing consulting services to the dental industry. The Individual Consultants are employees of Stratum and have extensive experience in the dental business and/or computer information systems business.

         B. The Company desires to retain Stratum to provide consulting services to the Company, and Stratum desires to be so retained by the Company, all on the terms and subject to the conditions herein contained.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Adoption of Recitals. The parties hereto adopt the foregoing Recitals and agree and affirm that construction of this Agreement shall be guided thereby.

         2. Engagement of Stratum. The Company agrees to retain Stratum to advise the Company and to perform the services set forth on Exhibit B attached hereto and incorporated herein. Stratum agrees to be so retained and to render such advice and to perform such services.

         3. Stratum Duties. During the term of this Agreement, Stratum shall perform (a) the services, duties and responsibilities described on Exhibit B and (b) such other services, duties and responsibilities as shall be mutually agreed upon by Stratum and the Company. In furtherance thereof, Stratum shall provide to the Company the services of the Individual Consultants, who shall devote their business time and attention to the duties of Stratum hereunder on either a part time or full time basis as specified on
Exhibit A.   Any additional Consultant provided by Stratum pursuant to this
Agreement shall, prior to performing services, execute a counterpart of this Agreement and thereby become bound to its terms. "Part time basis" shall mean such amount of business time and attention that is less than full time and otherwise is mutually acceptable to the Company and the Individual Consultant that is providing services to the Company on behalf of Stratum. In addition to providing the services of the Individual Consultants, Stratum shall provide to the Company the services of





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those individuals chosen by Stratum to fill the positions stated on Exhibit
A and not identified thereon by name, on the basis (full time or part time) identified for such positions on Exhibit A. The scope of services and the Consultants performing such services may be amended from time to time upon the mutual agreement of Stratum and the Company. In the event of any change in the scope or the Consultants, the Company shall amend the Compensation provided pursuant to Section 5 of this Agreement.

         4. Term. Unless sooner terminated pursuant to Section 8 hereof, the initial term of this Agreement shall commence on the date hereof and shall continue until the first (1st) anniversary thereof ("Initial Term"). This Agreement shall be automatically renewed for additional periods of one (1) year each (each a "Renewal Term") unless either party gives written notice to the other party at least ninety (90) days prior to the end of the Initial Term or of any Renewal Term or unless otherwise terminated pursuant to the terms hereof.

         5. Compensation. As compensation for the services to be rendered to the Company by Stratum and in consideration of the covenants made by the Consultants in Section 9 hereof, the Company provide compensation (the "Compensation") as follows:

                  (i) to Stratum, the amount of $42,000 per month, payable in two installments due on the first and fifteenth day of each month.
         The amount of monthly compensation shall be adjusted from time to time by the Company and Consultant in accordance with the scope of the Consultants' duties, as described in Section 3 of this Agreement.

                 (ii) to Stratum, or to an entity specified for such purpose by Stratum, on the date hereof a warrant (the "Warrant" or "Warrants"), entitling the holder to purchase Six Hundred Thousand (600,000) shares at the price of One Dollar ($1.00) per share, in the form of Exhibit D attached hereto. The Warrants shall be subject to
         registration rights provided in Section   of this Agreement.

Stratum shall be solely responsible for compensating its employees and for paying any and all expenses incurred by its employees and/or Stratum in performing the services set forth in Section 3 hereof. The Company shall have no obligations of any kind whatsoever with respect to the compensation of the Individual Consultants or with respect to the payment of any expenses incurred by the Individual Consultants and/or Stratum in connection with the actions contemplated to be performed pursuant to this Agreement.

         6. No Partnership or Joint Venture: Independent Contractors. The Company and the Consultants agree that:

                 (a) the parties hereto intend by this Agreement solely to effect the appointment of Stratum as an independent contractor. No other relationship is intended to be created between the parties hereto. Nothing in this Agreement shall be construed as (i) giving the Consultants any rights as a partner of the Company, (ii) giving the Company any rights as a partner or owner of Stratum, (iii) entitling the Consultants to control in any manner the conduct of the Company's business, or (iv) entitling the Company to control in any





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
manner the Consultants' business other than the duties and responsibilities assigned to Stratum hereunder; and

                 (b) in performing the services described in this Agreement, the Consultants shall at all times operate as independent contractors, each maintaining his own organization as a distinct and separate legal entity from that of the Company. The Consultants and the Company hereby acknowledge and agree that (i) the Consultants shall be solely responsible for and shall pay all taxes in respect of their income and engagement hereunder, and (ii) the Consultants shall in no event be entitled to any benefits accruing to any employees of the Company pursuant to contract or state or federal law.

                 (c) in rendering services to the Company, the Consultants shall be independent contractors, and the Consultants shall have no power to bind the Company with respect to any matter whatsoever.

         7. Representations and Warranties of Consultants. Consultants represent and warrant to the Company that:

                 (a) Stratum is a corporation duly organized, existing and in good standing under the laws of the State of Illinois. Stratum has all necessary corporate power and authority to conduct its business as such business is now or proposed to be conducted.

                 (b) Stratum has qualified as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires its qualification, including its responsibilities and duties hereunder.

                 (c) Stratum has full corporate power and authority to enter into and deliver this Agreement. The execution and delivery of this Agreement by Stratum and the performance by Stratum of all of its obligations under this Agreement have been duly authorized and approved prior to the date hereof by Stratum's Board of Directors. This Agreement has been duly executed and delivered by duly authorized officers of Stratum.

                 (d) neither the execution and delivery of this Agreement by Stratum, nor the performance by Stratum of the services contemplated hereunder will conflict with, or result in a breach of, the terms, conditions or provisions of Stratum's Articles of Incorporation or By-laws, or of any statute or administrative regulations applicable to Stratum, or of any order, writ, injunction, judgment or decree by any court or any governmental authority applicable to Stratum, or of any arbitration award applicable to Stratum.





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         8.      Termination of Consulting Arrangement.

                 (a) The Company may terminate this Agreement at any time upon thirty (30) days notice for Just Cause (as herein defined) or upon a material breach (other than a breach constituting Just Cause) by the Consultants, or any of them, of the provisions of this Agreement to be performed by the Consultants, including, without limitation, a breach of
Section 9 hereof. For purposes hereof, the occurrence of any of the following events with respect to the Consultants or any Consultant shall constitute "Just Cause": (i) conviction of a felony, (ii) dishonesty or fraud, (iii) embezzlement or theft, (iv) the performance of services for or the taking of actions intended to further the business of a competitor of the Company or the taking of any action which intentionally damages the business of the Company,
(v) material breach of the terms of this Agreement, (vi) death or any mental or physical incapacity which prevents any Consultant from performing the duties required hereunder for a period of fifteen (15) days, which Consultant is not replaced by a Consultant satisfactory to the Company within fifteen (15) days, and (vii) termination of the Company's Employment Agreement with Charles Mitchell, D.D.S. for any reason.

                 (b) Stratum may terminate this Agreement upon a material breach by the Company of the provisions of this Agreement to be performed by the Company.

         9. Disclosure of Information: Non-Competition, Non-Solicitation, Cooperation. The Company and each Consultant acknowledges and agrees that, as a result of this Agreement, each Consultant will occupy a position of trust with respect to information of a secret or confidential nature belonging to the Company. As an inducement for the Company to enter into this Agreement, each Consultant agrees that:

                 (a) he shall not at any time, whether in the course of his engagement with the Company or thereafter, use or disclose directly or indirectly to any person outside of the Company or Stratum any information of a secret or confidential nature, provided, however, that any disclosure of any such information may be made in response to a validly issued subpoena or other process of law or to enforce Consultant's rights hereunder. For purposes of this Agreement, the term "information of a secret or confidential nature" shall mean information of any nature and in any form:

                          (i)     which is the property of or used by the
                                  Company;

                          (ii) which has been or will be imparted by the Company to, or otherwise received by, any Consultant during the term of this Agreement; and

                          (iii) which at the time or times concerned is not generally known to other persons engaged in businesses similar to those conducted by the Company (other than by reason of the act or acts of any person or entity not authorized by the Company to disclose such information).





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Information of a secret or confidential nature includes, without limitation, proprietary trade secrets and proprietary customer and marketing data and any and all work product of any kind whatsoever produced and/or created by the Consultants for the Company during Stratum's engagement hereunder.

                 (b) Promptly upon the termination of Stratum's engagement hereunder for whatever reason, each Consultant shall return to the Company originals and all copies (whether prepared by the Company or by the Consultants), of all books, records, computer data, notes, materials, memoranda and other data pertaining to information of a secret or confidential nature, which are in his possession at the time of termination of this Agreement or such Consultant's engagement hereunder. Consultants acknowledge that they do not have, nor can they acquire, any property rights or claims in or to any materials or the underlying data.

                 (c) Upon the termination by the Company of Stratum's engagement hereunder for Just Cause or upon termination of Stratum's engagement hereunder by Stratum other than pursuant to Section 8(b), each Consultant hereby agrees that he shall not, directly or indirectly: (i) for a period of one (1) year after such termination, maintain a dental office, clinic, laboratory or other similar facility within any of the areas located within ten
(10) miles of any such currently existing facility of the company ("Area"), or
(ii) for a period of six (6) months after such termination, become a consultant, partner, member, employee, agent, advisor or investor, or participate in any manner, with or in any sole proprietorship, partnership, corporation or any other entity, which, whether directly or indirectly, competes with the Company in any fashion whatsoever in the Area; provided, however, that this restrictive covenant shall not be construed to prohibit any activity of a Consultant described on Exhibit C attached hereto, and further provided, however, that nothing in this paragraph or this Agreement shall be construed to prohibit or limit in any way any Consultant from investing in the Company or any class of securities of any corporation that are listed on a national securities exchange or registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 and traded in the over-the-counter market, if such Consultant shall beneficially own less than three percent of any class of securities of such corporation.

                 (d) Upon the termination of Stratum's engagement hereunder for Just Cause, each Consultant hereby agrees that he will not, directly or indirectly: (i) for a period of two (2) years after such termination, solicit the patients, employees, agents, or affiliates of the Company for any business purpose currently competitive with the business of the Company in the Area, or (ii) for a period of six (6) months after such termination, become a consultant, partner, member, employee, agent, advisor or investor, or participate in any manner, with or in any sole proprietorship, partnership, corporation or any other entity, which, whether directly or indirectly, makes any such solicitations in any fashion whatsoever in the Area; provided, however, that this restrictive covenant shall not be construed to prohibit any activity of a Consultant described on Exhibit C attached hereto, and further provided, however, that nothing in this paragraph or this Agreement shall be construed to prohibit or limit in any way any Consultant from investing in the Company or any class of securities of any corporation that are listed on a national securities exchange or registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 and traded in the over-the-counter market, if such





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
Consultant shall beneficially own less than three percent of any class of securities of such corporation.

                 (e) At the request of the Company made at any time or from time to time hereafter (but only time after the expiration or termination of Stratum's engagement hereunder by Stratum (other than pursuant to Section 8(c)) or by the Company for Just Cause), each Consultant hereby agrees to make, execute and deliver all applications, papers, assignments, conveyances, instruments or other documents and shall perform or cause to be performed such other acts as the Company deems necessary or desirable to implement any of the provisions of this Agreement, and shall give testimony and cooperate with the Company or its representatives in any controversy or legal proceeding involving the Company but not involving Stratum or any Individual Consultant.

                 (f) Each Consultant hereby acknowledges and agrees that the Company would not have an adequate remedy at law for the breach or threatened breach by the Consultants of any one or more of the covenants set forth in this Section 9, and agree that, in the event of such a breach or threatened breach, whether before or after the expiration or termination of this Agreement, the Company may, in addition to any other remedies which it may have available to it, at its option (a) enjoin any Consultant from breach or threatened breach of such covenants, or (b) seek damages from any Consultant.

         10. Modification. This Agreement constitutes the full and complete understanding and agreement of the parties with respect to the subject matter hereof, supersedes any prior understanding or agreements, and cannot be changed or terminated other than by mutual consent in writing.

         11. Assignment. The rights and benefits of the Company and its permitted assigns under this Agreement shall be freely transferable to any other entity to which it has sold all of its voting equity securities or to which it has sold all or substantially all of its assets and, in either case, which has assumed the Company's liabilities under this Agreement, or with which it has merged or consolidated under applicable law and in which merger the Company is not surviving entity, or to whom the rights and benefits of this Agreement have been assigned pursuant to a security agreement (at the option of such secured party), and in the event of any such assignment or transfer, all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by or against the successors and assigns of the Company. This Agreement is a personal service contract and shall not be assignable by Stratum (insofar as applicable), but all obligations and agreements of Stratum shall be binding upon and enforceable against the successors of Stratum.

         12. Notices. Any and all notices, elections and communications required or permitted under this Agreement shall be made or given in writing and shall be: (a) delivered in person; or (b) sent by postage, pre-paid United States Mail, certified or registered mail, return receipt requested; or (c) by Express Mail; or (d) by Federal Express, United Parcel Service, or a bonded and licensed national courier, to the other party at the addresses set forth below, and such address or addresses for a party, not to exceed three (3), as may be furnished by notice in accordance with this paragraph. The date of notice given by personal





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delivery shall be the date of such delivery, as evidenced by the date set forth on the receipt signed by the party receiving notice, and the effective date of notice by mail, Express Mail, Federal Express, United Parcel Service or a bonded and licensed national courier shall be the date of delivery to the party receiving such notice, as evidenced by the date set forth on the receipt signed by the party receiving such notice. Any notice attempted to be given by mail, Express Mail, Federal Express, United Parcel Service or a bonded and licensed national courier which is refused by or for the party to whom the same is attempted to be given, shall be deemed to have been given on the date of mailing, if mailed, or the date of receipt by Federal Express or Untied Parcel Service or a bonded and licensed national courier, if sent by Federal Express or United Parcel Service or a bonded and licensed national courier.

         If intended for Stratum or any of the Individual Consultants:

                 Stratum, Inc.
                 2358 Hassell Road
                 Hoffman Estates, IL 60195
                 Attn.:  William J. Maricondia, D.D.S.

         If intended for the Company:

                 Princeton Dental Management Corporation
                 2358 Hassell Road
                 Hoffman Estates, IL 60195
                 Attn.:  President

         With a copy to:

                 Chuhak & Tecson, P.C.
                 225 West Washington, Suite 1300
                 Chicago, IL 60606
                 Attn.: Edwin I. Josephson, Esq.

In the event that the last day for giving notice hereunder falls upon a Saturday, Sunday or a legal holiday, the last day shall be deemed to be the next day which is neither a Saturday, Sunday nor a legal holiday.

         13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and each such counterpart shall constitute one instrument.

         14. Construction. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective or valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.





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         15.     Non-Waiver.  The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges but the same shall continue and remain in full force and effect as if no forbearance or waiver had occurred. Any provision of this Agreement may be waived by the party for whose benefit it is made, but no waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

         16. Applicable Law, Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts made in that State. This Agreement is made and entered into in Chicago, Illinois and each party hereto hereby irrevocably agrees to submit itself or himself to the jurisdiction of the Circuit Court of Cook County, Illinois in the event of any dispute regarding this Agreement.

                           [END OF TEXT ON THIS PAGE]





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
         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.



PRINCETON DENTAL MANAGEMENT CORPORATION



By:_____________________________________

         Its:___________________________


STRATUM MANAGEMENT, INC.



By:_____________________________________
         William J. Maricondia, D.D.S.


________________________________________
William J. Maricondia, D.D.S.


________________________________________
Michael P. Mitchell


________________________________________
Javier Limones









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
                                   EXHIBIT A

                              List of Consultants

1.       Michael P. Mitchell                                Part Time

2.       William J. Maricondia, D.D.S.                      Part Time

3.       Javier Limones                                     Part Time

4.       Dental Director                                    Full Time

5.       Human Resources                                    Part Time

6.       Marketing                                          Part Time

7.       Financial                                          Full Time

8.       Dental Administration                              Full Time

9.       Administrative Assistant                           Full Time

                                   EXHIBIT B

                       Description of Consulting Services

         Stratum shall be responsible for consulting with and making recommendations to the Company with respect to the management of all operations of the Company other than public company reporting activities, legal services, and accounting and other financial reporting activities; provided that all such management and operations shall in all cases be undertaken by the directors, officers and employees of the Company and not by Stratum and its employees, and Stratum may not take any action with respect to the Company that legally binds the Company without the prior written approval of the Board of Directors of the Company.





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
                                   EXHIBIT C



         The principals of Stratum Management, William J. Maricondia, D.D.S., Michael P. Mitchell and Javier Limones, are currently involved in consulting in the dental industry. The business that the principles have been engaged in prior to the signing of this contract should be excluded from any and all non compete clause of this contract.


Consulting with insurance companies nationwide.
Development of dental office management systems and software.
Development of insurance claims processing software.
The practice of dentistry in Chicago, and its Southern Suburbs.
The operation of a commercial dental laboratory in Chicago.
The operation of a dental supply business in Chicago.
Development of dental preferred provider networks, (P.P.O.'s).
Any and all business with JCPenney Financial Services, Inc.
Any and all business with American Dental Corp., Dallas, TX.
Management and operation of prepaid, capitated, dental plans.
Any and all business presently being transacted by Strategic Computer Support, Inc. and Unicare, Inc.


Except from the above, any direct dental office purchasing and management other than the dental offices located in the Chicago area at the following addresses ___________________ and ___________________.





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
                                   EXHIBIT D
                                       TO
                              CONSULTING AGREEMENT

This Warrant and the Common Stock issuable upon exercise hereof have not been registered or qualified for sale under the Securities Act of 1933, as amended, and may not be offered, sold or transferred in the absence of such registration or an exemption therefrom under said Act.


                              WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                    PRINCETON DENTAL MANAGEMENT CORPORATION

                           VOID AFTER JANUARY 1, 2006

         THIS IS TO CERTIFY that, for value received and subject to the provisions hereinafter set forth, [STRATUM MANAGEMENT, INC.] [LIMITED LIABILITY COMPANY], or registered assigns, is entitled to purchase from PRINCETON DENTAL MANAGEMENT CORPORATION, a Delaware corporation (the "Corporation"), prior to the expiration of this Warrant established pursuant to Paragraph 2 hereof, the Number of Warrant Shares (as hereinafter defined), as applicable, of Common Stock of the Corporation, of the par value of $.001 per share, subject to the provisions and adjustments and upon the terms and conditions hereinafter set forth, at the Purchase Price (as hereinafter defined) payable in cash.

         1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the following respective meanings:

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" as used herein shall mean the Common Stock of the Corporation, $.001 par value per share.

         "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

         "Holders" means the holders of the Registrable Shares who are parties to this Agreement or successors or assigns or subsequent holders contemplated by Section 13 hereof.

         "Market Price" shall mean with respect to any security the average of the closing prices of such security's sale on all recognized securities exchanges on which such security may at the time be listed, or, if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof as reasonably determined by the Board of Directors of the Corporation acting in good faith.

         "Number of Warrant Shares" shall mean, at the time of any exercise of the Warrants (a) if no adjustments have theretofore been made pursuant to the provisions of Paragraph 4 hereof, the Original Number of Warrant Shares and (b) if any one or more such adjustments have been so made, the amount to which the Original Number of Warrant Shares shall have been so adjusted pursuant to the terms of this Warrant, in each case reduced appropriately by the Number of Warrant Shares theretofore purchased pursuant to the exercise of the Warrants.

         "Options" shall mean any rights or options to subscribe for or to purchase Common Stock or Convertible Securities.

         "Original Number of Warrant Shares" shall mean _________ fully paid and non-assessable shares of Common Stock of the Corporation.

         "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

         "Piggyback Registration" shall have the meaning ascribed to such term in Paragraph 12A.

         "Purchase Price" shall mean $1.00 per Warrant Share, as adjusted pursuant to the terms and conditions thereof.

         "Registrable Shares" means, at any time, any shares of Common Stock issued or issuable upon exercise of the Warrant, and any shares of Common Stock issued as, or issued or issuable directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of the Warrant, the shares issuable upon exercise of the Warrant, or other Registrable Shares; provided, however, that Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares (by conversion, exercise or otherwise), whether or not such acquisition has actually been effected.

         "Registration Expenses" has the meaning ascribed to it in Paragraph 12G of this Agreement.

         "Restricted Stock" shall mean the shares of Common Stock issued upon the exercise of the Warrants and evidenced by a certificate required to bear the legend specified in Paragraph 11 hereof.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Subsidiary" means any Person of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.

         "Underlying Shares" shall mean the shares of Common Stock issuable upon exercise of any of the Warrants.

         "Warrant Shares" shall mean shares of Common Stock purchased or purchasable by the holder of this Warrant upon the exercise hereof.

         "Warrants" as used herein shall mean this Warrant and any other Warrants issued pursuant to the terms and provisions of Paragraphs 13 or 14 hereof.

         2. Accrual of Warrants; Exercise of Warrant. Subject to the conditions hereinafter set forth, the holder may exercise the Warrant to purchase Warrant Shares prior to expiration pursuant to the following schedule:
(1) a number equal to the fraction of the number of Warrant Shares having the number five (5) as its numerator and the number seven (7) as its denominator, upon the execution of this Warrant by the Company; and (2) a number equal to the fraction of the number of Warrant Shares having the number two (2) as its numerator and the number seven (7) as its denominator upon the earlier to occur of the termination of the Consulting Agreement or December 31, 1996. If this Warrant is exercised in respect of less than all of the shares of Common Stock at the time purchasable hereunder, the holder hereof shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised; provided, however, that this Warrant and all rights and options hereunder shall expire at the close of business on December 31, 1998. This Warrant and all options and rights hereunder shall be wholly void to the extent that this Warrant is not exercised before it expires.

         3. Reservation of Common Stock. The Corporation covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized, and in reserve, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. Protection Against Dilution. The Number of Warrant Shares deliverable hereunder shall be adjusted as hereinafter set forth:

                 A. Stock Dividends, Subdivisions and Combinations. In case after the date hereof the Corporation shall:

                          (1) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock, or

                          (2) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                          (3) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

         then the number of Warrant Shares shall be adjusted to that Number of Warrant Shares determined by multiplying the Number of Warrant Shares which could be purchased hereunder immediately prior to such event by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately after such event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately prior to such event.

                 B. Other Provisions, Applicable to Adjustments Under this Section. The following provisions shall be applicable to the making of adjustments in the Number of Warrant Shares hereinbefore provided in this paragraph:

                          (1) Record Date. If the Corporation takes a record of the holders of common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, or (ii) to subscribe for or purchase Common Stock, then for purposes of this paragraph such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. If thereafter the

                 Corporation shall have legally abandoned its plan to make such dividend or distribution without having made such dividend or distribution, then the number of shares of Common Stock deemed to have been issued and outstanding shall no longer be computed as set forth in Paragraph 4A above and the Number of Warrant Shares shall forthwith be readjusted and thereafter be the Number of Warrant Shares which it would have been had the adjustment of the Number of Warrant Shares been made upon the issuance of such stock dividend rather than the taking of the record of holders with respect thereto.

                          (2) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                 C. Adjustment of Purchase Price. Whenever the Number of Warrant Shares hereunder shall be adjusted as set forth in this Paragraph 4, the Purchase Price shall be correspondingly adjusted by multiplying the Purchase Price then in effect by a fraction, (i) the numerator of which shall be the total number of outstanding shares of Common Stock of the Corporation prior to such adjustment, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately after such adjustment.

                 D. Notice of Adjustments. Whenever the Number of Warrant Shares purchasable and the Purchase Price shall be required to be adjusted pursuant to this Paragraph 4, the Corporation shall promptly prepare a certificate signed by the President or a Vice President and by the Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation made any determination hereunder), and shall promptly cause copies of such certificate to be mailed (by first class mail postage prepaid) to each of the holders of the Warrants.

         5. Mergers, Consolidations, Sales. In the case of any consolidation or merger of the Corporation with another entity, or the sale of all or substantially all of its assets to another entity, or any reorganization or reclassification of the Common Stock or other equity securities of the Corporation (except a subdivision or combination of the Common Stock provision for which is made in Paragraph 4A), then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holders of the Warrants shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so purchasable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Warrants to the end that the provisions hereof (including, but not limited to, provisions for adjustment of the Number of Warrant Shares and Purchase Price) shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Warrant. The Corporation shall not affect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument executed and mailed or delivered to each holder of the Warrants, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

         6. Dissolution or Liquidation. In the event of any proposed distribution of the assets of the Corporation in dissolution or liquidation (except under circumstances when the foregoing Paragraph 5 shall be applicable) the Corporation shall mail notice thereof to the holders of the Warrants and shall make no distribution to stockholders until the expiration of 30 days from the date of mailing of the aforesaid notice and, in any such case, the holders of the Warrants may exercise the conversion rights with respect to the Warrants within 30 days from the date of mailing such notice and all rights herein granted not so exercised within such 30 day period shall thereafter become null and void.

         7. Notice of Extraordinary Dividends. If the Board of Directors of the Corporation shall declare any dividend or other distribution on its common Stock except out of earned surplus or by way of a stock dividend payable on its Common Stock, the Corporation shall mail notice thereof to the holders of the Warrants not less than 30 days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution or be entitled to any rights on account or as a result thereof unless and to the extent that the Warrants are exercised prior to such record date.

         8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the holder hereof would, except for the provisions of this paragraph, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Corporation shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the Market Price of such fractional share.

         9. Fully Paid Stock; Taxes. The Corporation covenants and agrees that the shares of stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the conversion rights herein provided for shall, at the time of such delivery, be validly issued and outstanding and be fully paid and nonassessable. The Corporation further covenants and agrees that it will pay when due and payable any and all federal and state taxes (other than Income taxes) which may be payable in respect of the Warrants or any Common Stock or certificates therefor upon the exercise of the conversion rights herein provided for pursuant to the provisions hereof.

         10. Closing of Transfer Books. The right to exercise any Warrant shall not be suspended during any period while the stock transfer books of the Corporation for its Common Stock may be closed. The Corporation shall not be required, however, to deliver certificates of its Common Stock upon such exercise while such books are duly closed for any purpose, but the Corporation may postpone the delivery of the certificates for such Common Stock until the opening of such books, and they shall, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.

         11. Restrictions on Transferability of Warrants and Common Stock; Compliance with Laws. This Warrant and the Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933 (or any similar federal statute at the time in effect) in respect of the transfer of any Warrant or any such Common Stock.

                 A. Restrictive Legends. Each Warrant shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant. Each certificate for shares of Common Stock initially issued upon the exercise of any Warrant and each certificate for shares of Common Stock issued to a subsequent transferee of such certificate shall, unless otherwise permitted by the provisions of this paragraph, bear on the face thereof a legend reading substantially as follows:

                          "The shares represented by this certificate have not
                 been registered under the Securities Act of 1933, as amended, and may not be offered, sold or transferred in the absence of such registration or an exemption therefrom under said Act, and are transferable only upon the conditions specified in the Warrant pursuant to which such shares were issued."

                 B. Removal of Legend. In the event that a registration statement covering the Underlying Shares or the Restricted Stock shall become effective under the Securities Act or in the event that the Corporation shall receive an opinion of its counsel that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, but not limited to, because of the availability of the exemption afforded by Rule 144 of the General Rules and Regulations of the Commission), the Corporation shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing the Restricted Stock or issue new certificates without such legend in lieu thereof. Upon the written request of the holder or holders of any Warrant or any Restricted Stock the Corporation covenants and agrees forthwith to request its counsel to render an opinion with respect to the matters covered by this paragraph and to bear all expenses in connection with the same.

         12.     Registration Rights.

                 A. Right to Piggyback. Whenever securities of the Corporation are to be registered under the Securities Act, and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice (and in any event within three business days after its receipt of notice of any exercise of demand registration rights by holders of the Corporation's securities other than the Registrable Shares) to all Holders of Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 21 days after the Corporation's notice has been given.

                 B.       Priority on Primary Registrations.   If a Piggyback
         Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such offering in the registration creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold in such offering without creating such a risk, pro rata among the Holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the Holders of Registrable Shares if any such holder has requested the registration of less than all the Registrable Shares such Person is entitled to register, and (iii) third, other securities requested to be included in such registration.

                 C.       Priority on Secondary Registrations.   If a Piggyback
         Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their opinion the inclusion of the number of securities requested to be included in such offering creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such registration the Registrable Shares requested to be included in such registration and the securities requested to be included therein by the holders of the Corporation's securities requesting such registration (all such Registrable Shares and other securities requesting such registration being collectively referred to as the "Secondary Shares") which in the opinion of such underwriters can be sold in such offering without creating such a risk, pro rata among the holders of such Secondary Shares on the basis of the number of Secondary Shares owned or deemed to be owned by such holders, with further successive pro rata allocations among the holders of Secondary Shares if any such holder of Secondary Shares has requested the registration of less than all such Secondary Shares such Person is entitled to register.

                 D.       Other Registrations.   If the Corporation has
         previously filed a registration statement which includes Registrable Shares, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the effective date of such previous registration.

                 E. Limitations on Registrations. The Corporation shall not register any of its securities for sale for its own account (other than securities issued to employees of the Corporation under an employee benefit plan or securities issued to effect a business combination pursuant to Rule 145 promulgated under the Securities Act and other than a registration on Form S-3) except as a firm commitment underwriting.

                 F.       Compliance with Rule 144 and Rule 144A.   At any time
         and from time to time after (a) the Corporation registers a class of securities under Section 12 of the Securities Exchange Act, or (b) the expiration of 90 days following the close of business on the earlier of such date as the Corporation commences to file reports under
         Section 13 or Section 15(d) of the Securities Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 promulgated by the Commission, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended form time to time and (ii) make available to the public and such holders such information as will enable the Holders to make sales pursuant to Rule 144. Unless the Corporation is subject to Section 13 or Section 15(d) of the Securities Exchange Act, the Corporation will provide to any Holder of Registrable Shares and to any prospective purchaser of Registrable Shares under Rule 144 promulgated by the Commission, the information described in Rule 144A(d)(4) promulgated by the Commission.

                 G.       Registration Expenses.

                 (1) All expenses incident to the Corporation's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange.

                 (2) In connection with any registration statement in which Registrable Shares are included, the Corporation will reimburse the Holders of Registrable Shares covered by such registration for the reasonable cost and expenses incurred by such holders in connection with such registration, including, but not limited to, reasonable fees and disbursements of one counsel chosen by the Holders of a majority of such Registrable Shares.

                 H. Holdback Agreements. Each of the Holders of Registrable Shares agrees not to effect any public sale of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         13. Partial Exercise and Partial Assignment. If this Warrant is exercised in part only, the holder hereof shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised as provided in Paragraph 2 hereof. If this Warrant is partially assigned, this Warrant shall be surrendered at the principal office of the Corporation in Schaumburg, Illinois, and thereupon a new Warrant shall be issued to the holder hereof covering the number of shares not assigned. The assignee of such partial assignment of this Warrant shall also be entitled to receive a new Warrant covering the number of shares so assigned.

         14. Warrant Denominations. Warrants are issuable or transferable in the denomination of 100 shares or any integral multiple thereof (as nearly as may be practicable and subject to required adjustments hereunder), and the Warrants of each denomination are interchangeable upon surrender thereof at the office of the Corporation for Warrants of other denominations, but aggregating the same number of shares as the Warrants so surrendered. All Warrants will be dated the same date as this Warrant.

         15. Lost, Stolen, destroyed or Mutilated Warrants. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Corporation may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Corporation of the loss, theft or destruction of such Warrant, and upon receipt of indemnity satisfactory to the Corporation.

         16. Warrant Holder Not Stockholder. This Warrant does not confer upon the holder hereof any right to vote or to consent or to receive notice as a stockholder of the Corporation, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof as hereinbefore provided.

         17. Severability. Should any part of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

         IN WITNESS WHEREOF, PRINCETON DENTAL MANAGEMENT CORPORATION has caused this Warrant to be signed by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries and this Warrant to be dated as of January 1, 1996.


                                         PRINCETON DENTAL MANAGEMENT CORPORATION


                                         By: _____________________________

                                         Its: _______________________

                                  SUBSCRIPTION



PRINCETON DENTAL MANAGEMENT CORPORATION



         The undersigned, ______________________________, pursuant to the provisions of the within Warrant, hereby elects to purchase ____________ shares of Common Stock of PRINCETON DENTAL MANAGEMENT CORPORATION covered by the within Warrant.



                                                Signature ______________________

                                                Address    _____________________


Dated: __________________